UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 27, 2008

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2008, the Board of Directors (the “Board”) of The Boeing Company (the “Company”) accepted the resignation of Edward M. Liddy as a director of the Company. In accordance with the Company’s Corporate Governance Principles, Mr. Liddy offered to resign from the Board after his change in occupation when he was elected Chairman and Chief Executive Officer of American International Group, Inc. A copy of the Company’s press release announcing Mr. Liddy’s resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2008, the Board approved amendments to the By-Laws of the Company (the “By-Laws”), as follows:

(1) Amended Article I, Section 4 to specify the acceptable methods for giving notice of annual or special meetings to stockholders, and the time when notice by each such method is effective.

(2) Amended Article I, Section 11.1 to clarify that the advance notice provisions set forth in Section 11.1 of the By-Laws are the exclusive means for a stockholder to make a director nomination or submit other business (other than matters properly brought under Rule 14a-8 of the federal proxy rules, which contain their own procedural requirements) before an annual meeting of stockholders and to update the information that must be included in the stockholder notice of nomination or other business.

(3) Amended Article II, Section 1 to decrease the number of directors from eleven to ten in connection with Edward M. Liddy’s resignation from the Board, as set forth in Item 5.02 above.

(4) Amended Article VII, Section 4 to clarify that the right to indemnification and advancement of expenses shall not be eliminated or reduced by any amendment or repeal of the Company’s By-Laws for any proceeding arising out of, or related to, any acts or omissions of the indemnitee occurring prior to such amendment or repeal.

The Board also made certain technical and conforming amendments to the By-Laws.

The foregoing summary of the amendments to the By-Laws is qualified in its entirety by reference to the amended and restated By-Laws filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.2	By-Laws of The Boeing Company, as amended and restated on October 27, 2008.

99.1	Press Release dated October 27, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Michael F. Lohr
Michael F. Lohr
Vice President, Corporate Secretary and Assistant General Counsel

Dated: October 29, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
3.2	By-Laws of The Boeing Company, as amended and restated on October 27, 2008.

99.1	Press Release dated October 27, 2008